                                                        Exhibit 1

                        JOINT FILING AGREEMENT

     Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file the Schedule 13D dated January 18, 1999 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Four Media Company. Such joint filings may be executed by one or more of us on behalf of each of the undersigned.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Executed this day of January 27, 1999.


                     Fleming US Discovery Fund III, L.P.
                        By:  Fleming US Discovery Partners, L.P.,
                              its general partner
                              By:  Fleming US Discovery, LLC,
                                   its general partner

                                       By: /s/ Christopher M.V. Jones
                                           --------------------------
                                           Christopher M.V. Jones, member


                     Fleming US Discovery Offshore Fund III, L.P.
                        By:  Fleming US Discovery Partners, L.P.,
                              its general partner
                              By:  Fleming US Discovery, LLC,
                                  its general partner

                                       By:  /s/ Christopher M.V. Jones
                                            --------------------------
                                            Christopher M.V. Jones, member


                    Fleming US Discovery Partners, L.P.
                        By:  Fleming US Discovery, LLC,
                              its general partner

                                  By:  /s/ Christopher M.V. Jones
                                       --------------------------
                                      Christopher M.V. Jones, member

                    Fleming US Discovery, LLC

                        By: /s/ Christopher M.V. Jones
                            ---------------------------
                            Christopher M.V. Jones, member


                   Robert Fleming, Inc.

                        By: /s/ Christopher M.V. Jones
                            ------------------------------
                            Christopher M.V. Jones, Director


                   Robert Fleming Holdings, Ltd.

                       By: /s/ Arthur A. Levy
                           ---------------------------
                           Arthur A. Levy, Director